                                    [LETTERHEAD]

                        MODIFICATION OF CREDIT LINE AGREEMENT

November 14, 1997



Hospitality Marketing Concepts
15751 Rockfield Blvd., #200
Irvine, CA 92718

Re: Loan #1864

Dear Sirs,

This document shall serve as a modification of the Credit Line Agreement dated September 1, 1995 and all its subsequent modifications, ("Modification") between Cedars Bank (the "Bank") and Hospitality Marketing Concepts, a California Corporation (hereinafter called the "Borrower").

ARTICLE I "THE LINE OF CREDIT"

1.3 INTEREST shall be amended to read:

Effective November 14, 1997, interest shall be payable on the outstanding principal balance of the Loan at a rate per annum equal to TWO percent (2.0%) above the rate earned by the pledged time deposit #2000010560 with any and all subsequent modifications, extensions, or renewals thereof. Interest shall accrue during the course of the month and shall be charged monthly to the Borrower's account #6123944031 on the first banking day of each month.

ARTICLE II "SECURITY"

2.1 COLLATERAL shall be amended to read:

As security for this facility, the Borrower shall grant to the Bank the following collateral:

     Pledged Time Deposit in the name of Hospitality Marketing Consultants, LLC, account #2000010560, in the amount of $400,000.00.

Except as set forth above, this facility shall be subject to the same terms and conditions as set forth in the Credit Line Agreement dated September 1, 1995 and all its subsequent modifications ("Agreement"). This Modification is hereby included in this Agreement and made a full part thereof.

Accepted and agreed to this                  Sincerely,

____day of _______,1997.                     Cedars Bank


Hospitality Marketing Concepts,
a California Corporation


By: /s/ [Illegible]                          By: /s/ [Illegible]
   ------------------------------               -------------------------------
                     Title

                                             By: /s/ [Illegible]
                                                 -------------------------------

Except as set forth above, this facility shall be subject to the same terms and conditions as set forth in the Credit Line Agreement dated September 1, 1995 and all its subsequent modifications ("Agreement"). This Modification is hereby included in this Agreement and made a full part thereof.

Accepted and agreed to this                  Sincerely,

____day of _______,1997.                     Cedars Bank

Hospitality Marketing Concepts, Inc.,
a California Corporation


By: /s/ Mokhtar Ramadan                      By: /s/ [Illegible]
   -----------------------------                -------------------------------
   Mokhtar Ramadan
   President


By: /s/ Marwan Ramadan                       By: /s/ [Illegible]
   -----------------------------                -------------------------------
   Marwan Ramadan
   Secretary


By: /s/ Fadi Ramadan
   -----------------------------
   Fadi Ramadan
   CFO

                                    [LETTERHEAD]


                           MODIFICATION OF PROMISSORY NOTE

November 14, 1997

Hospitality Marketing Concepts, a California Corporation, (hereinafter called the "Borrower"), and Cedars Bank (the "Bank") hereby agree to modify the terms of the Promissory Note dated September 1, 1995 and all its subsequent modifications between Borrower and Bank, as follows:

           The Borrower hereby unconditionally promises to pay to the order of Cedars Bank on April 1, 1998, in lawful money of the United States of America, the lesser of, (i) the principal sum of FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($400,000.00), or (ii) the aggregate unpaid principal amount of all advances made pursuant to the Credit Line Agreement dated September 1, 1995 and all its subsequent modifications.

Interest shall be payable on the outstanding principal balance of the Loan at a rate per annum equal to TWO percent (2.0%) above the rate earned by a pledged time deposit. Interest shall accrue during the course of the month and shall be charged monthly to the Borrower's account on the first banking day of each month, pending reimbursement by the Borrower.

The Note shall be secured by a Pledged Time Deposit in the name of Hospitality Marketing Consultants, LLC, account #2000010560, in the amount of $400,000.00.

DEFAULT FEE PROVISION:

      Upon the happening of any Event of Default or upon an occurrence of an Event of Default as set forth in the Promissory Note dated September 1, 1995 the whole of the principal set forth herein then remaining unpaid and all interest accrued thereon, shall at the option of the Bank become immediately due and payable, and in any such event, the Borrower agrees to pay a default rate of 5% above the Applicable Rate, plus all such costs and attorney's fees as may be incurred by the Bank in the collection of such sum.

LATE FEE PROVISION:

      If any payment is overdue more than fourteen (14) calendar days, an additional charge will be due by Borrower. Borrower shall be assessed a late fee of 6% of the total payment due, or a minimum of $15.00, whichever is greater. Bank reserves the right to assess the highest rate permitted by applicable law as default interest, by notice to Borrower.

All other terms and conditions as stated in original Promissory Note shall remain the same.

Accepted and agreed to this __ day of _____ 1997.


Borrower                                       Cedars Bank


Hospitality Marketing Concepts,                By: /s/ [Illegible]
a California Corporation                           ----------------------



By: /s/ [Illegible]                            By: /s/ [Illegible]
   ----------------------                         ----------------------
                    Title

                                [LETTERHEAD]

                       MODIFICATION OF PROMISSORY NOTE

September 2, 1996

Hospitality Marketing Concepts, Inc., a California Corporation, (hereinafter called the "Borrower"), and Cedars Bank (the "Lender") hereby agree to modify the terms of the Promissory Note dated September 1, 1995 and all its subsequent modifications, hereby attached as Exhibit A, between Borrower and Lender, as follows:

     The Borrower hereby unconditionally promises to pay to the order of Cedars Bank on April 1, 1998, in lawful money of the United States of America, the lesser of, (i) the principal sum of FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($400,000.00), or (ii) the aggregate unpaid principal amount of all advances made pursuant to the Credit Line Agreement dated September 1, 1995 and all its subsequent modifications.

     The Note shall be secured by an Assignment and UCC-1 financing statement filed with the Secretary of State of California on inventory, receivables, and general assets of Borrower, as evidenced by a UCC-1 financing statement and Security Agreement filed on 9/20/1995 as file #9526960425, as modified by a UCC-2 form and Security Agreement filed 4/1/96 as file #96093C0751, as modified by a UCC-2 form and Security Agreement of even date herewith."

All other terms and conditions as stated in original Promissory Note shall remain the same.

Accepted and agreed to this ________ day of ___________ 1997.


Borrower                                     Cedars Bank


Hospitality Marketing Concepts, Inc.,
a California Corporation

By: /s/ Mokhtar Ramadan                      By:  /s/ [Illegible]
   ---------------------------------            -------------------------------
   Mokhtar Ramadan
   President

By: /s/ Marwan Ramadan                       By:  /s/ [Illegible]
   ---------------------------------            -------------------------------
   Marwan Ramadan
   Secretary

By: /s/ Fadi Ramadan
   ---------------------------------
   Fadi Ramadan
   CFO

                                 [LETTERHEAD]

                     MODIFICATION OF CREDIT LINE AGREEMENT


February 5, 1996


Hospitality Marketing Concepts, Inc.
15751 Rockfield Blvd. #200
Irvine, CA  92718


Re:  Loan #1864

Dear Sirs,

This document shall serve as a modification of the Credit Line Agreement dated September 1, 1995 and all its subsequent modifications, ("Modification") between Cedars Bank (the "Bank") and Hospitality Marketing Corporation, a California Corporation (hereinafter called the "Borrower").

The Bank is pleased to advise the Borrower that the facility in the amount of $125,000.00 granted to you on September 1, 1995, has been increased by an amount of $175,000.00 (the "Increase") for a total aggregate facility of $300,000.00.

As consideration for granting this facility, the Borrower shall pay a closing fee of EIGHT HUNDRED SEVENTY FIVE AND NO/100 Dollars ($875.00), being ONE HALF OF ONE PERCENT (0.5%) of the total increase. In addition, the Borrower shall pay a documentation fee of $150. These fees are due upon execution of this Agreement and shall be debited from the Borrower's account no. 612394.

As a condition of renewal, Borrower shall furnish Bank a signed current financial statement, and a signed copy of 1995 tax returns.

Except as set forth above, this facility shall be subject to the same terms and conditions as set forth in the Credit Line Agreement dated September 1, 1996 and all its subsequent modifications ("Agreement"). This modification is hereby included in this Agreement and made a full part thereof.

Accepted and agreed to this                 Sincerely,

___ day of ___________, 1996.               Cedars Bank


Hospitality Marketing Concepts, Inc.,
a California Corporation


By: /s/ Mokhtar Ramadan                     By: /s/ [Illegible]
   ---------------------------------           ------------------------------
   Mokhtar Ramadan
   President


By: /s/ Marwan Ramadan                      By: /s/ [Illegible]
   ---------------------------------           ------------------------------
   Marwan Ramadan
   Secretary


By: /s/ Fadi Ramadan                        By:
   ---------------------------------           ------------------------------
   Fadi Ramadan
   CFO

                                 [LETTERHEAD]


                       MODIFICATION OF PROMISSORY NOTE


February 5, 1996



Hospitality Marketing Concepts, Inc., a California Corporation, (hereinafter called the "Borrower"), and Cedars Bank (the "Lender") hereby agree to modify the terms of the Promissory Note dated September 1, 1995 and all its subsequent modifications, hereby attached as Exhibit A, between Borrower and Lender, as follows:

          The Borrower hereby unconditionally promises to pay to the order of Cedars Bank on September 1, 1996, in lawful money of the United States of America, the lesser of, (i) the principal sum of THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($300,000.00), or (ii) the aggregate unpaid principal amount of all advances made pursuant to the Credit Line Agreement dated September 1, 1995 and all its subsequent modifications.

All other terms and conditions as stated in original Promissory Note shall remain the same.

Accepted and agreed to this ____ day of _________________ 1996.

Borrower                                        Cedars Bank

Hospitality Marketing Concepts, Inc.,
a California Corporation

                                          By: /s/ [Illegible]
                                             ---------------------------------
By: /s/ Mokhtar Ramadan
   -------------------------------
    Mokhtar Ramadan                       By: /s/ [Illegible]
    President                                 --------------------------------


By: /s/ Marwan Ramadan
   -------------------------------
    Marwan Ramadan
    Secretary

By: /s/ Fadi Ramadan
   -------------------------------
   Fadi Ramadan
   CEO

                                     [LOGO]

                             CREDIT LINE AGREEMENT


September 1, 1995


Hospitality Marketing Concepts, Inc.
15751 Rockfield Blvd. #200
Irvine, CA 92718


Loan #1864

Dear Sirs,

     Cedars Bank (the "Bank") is pleased to advise Hospitality Marketing Concepts, Inc., a California Corporation, (hereinafter called the "Borrower") of its agreement to grant the Borrower a Line of Credit in the amount of ONE HUNDRED TWENTY FIVE THOUSAND AND NO/100 Dollars ($125,000.00) (the "Line") to be used as set forth below. This Line of Credit is subject to the following terms and conditions:

                        ARTICLE I "THE LINE OF CREDIT"

     1.1 THE LINE OF CREDIT The Bank hereby agrees to grant a Line of Credit (the "Line") to the Borrower and the Borrower hereby agrees to borrow from the Bank an amount not to exceed at any time the sum of ONE HUNDRED TWENTY FIVE THOUSAND AND NO/100 Dollars ($125,000.00) to be used for overdraft protection.

     1.2 THE NOTE The Line shall be evidenced by a note signed by the Borrower (the "Note") payable to the order of the Bank. This Note and the books of the Bank shall constitute sufficient evidence of the indebtedness of the Borrower to the Bank.

     1.3 INTEREST Interest shall be payable on the outstanding principal balance of the Line at a rate per annum equal to THREE percent (3%) above the rate announced by the Bank from time to time as its prime rate, calculated on the basis of actual days elapsed in a year of 360 days. Interest shall accrue during the course of the month and shall be charged monthly to the Borrower's account on the first banking day of each month. If the Line is fully utilized, interest shall be paid directly by the Borrower each month.

    1.4 MATURITY AND PREPAYMENT The outstanding principal balance of the Line plus any accrued interest, shall be payable in full on or before the 2nd day of September, 1996 unless renewed at the mutual option of the Borrower and the Bank. There will be no penalties or premium payable in the event of prepayment of all or any part of the Note.

    1.5 CLOSING FEES As consideration for granting this facility, the Borrower shall pay a closing fee of ONE THOUSAND TWO HUNDRED FIFTY AND NO/100 Dollars ($1,250.00) being ONE percent (1%) of the total facility. In addition, the Borrower shall pay a documentation fee of $250.00. These fees shall be payable upon execution of this Agreement and shall be debited from the Borrower's Line account unless the Bank is otherwise advised.

                             ARTICLE II  "SECURITY"

    2.1 COLLATERAL As security for this facility, the Borrower shall grant to the Bank the following collateral:

     -- Assignment and UCC-1 financing statement filed with the Secretary of State of California on inventory, receivables and general assets of Borrower, as evidenced by a UCC-1 financing statement and Security Agreement of even date herewith.

    2.2 GUARANTEES The Bank shall receive and hold the personal and irrevocable guarantees of Mokhtar Ramadan, Marwan Ramadan and Fadi Ramadan ("Guarantors").

                        ARTICLE III  "CONDITIONS TO CREDIT"

    3.1 DOCUMENTS The Bank's agreement to lend, contained herein, shall be effective only upon receipt by the Bank, of the following duly executed documents in a form satisfactory to the Bank: this Agreement, Promissory Note, UCC-1 and Security Agreement, Corporate Resolution to Borrow, Continuing Guaranty, and any and all other documents which shall be required by the Bank's counsel to secure the Bank's interest.

                 ARTICLE IV "REPRESENTATIONS AND WARRANTIES"

    The Borrower represents and warrants the following:

1) That during the term of this agreement, the provisions herein contained shall continue to be true and correct;

2)  That all due taxes of the Borrower have been paid;

3) That no legal or court action of adverse significance is in force or pending.

                  ARTICLE V  "AFFIRMATIVE COVENANTS"

    During the term of this agreement, and so long as any indebtedness of the Borrower to the Bank shall remain unpaid, including any indebtedness for fees and expenses, the Borrower and Guarantors shall furnish to the Bank annually and upon request financial statements and signed current tax returns.

                   ARTICLE VI "NEGATIVE COVENANTS"

    During the term of this agreement, and so long as any indebtedness of the Borrower to the Bank shall remain unpaid, including any indebtedness for fees and expenses, the Borrower shall not encumber or grant any other liens on the collateral.

                  ARTICLE VII  "EVENTS OF DEFAULT"

    The occurrence of any one or more of the following events shall constitute an Event of Default:

1) If the Borrower defaults in payment of interest or principal as agreed upon hereinbefore;

2) Any default in the observance of any of the covenants or agreements of the Borrower contained in this agreement, or any other agreement connected or delivered with respect to this Line; or

3) The institution of any proceeding in bankruptcy, reorganization or insolvency against or by the Borrower or the appointment of a trustee or receiver of the Borrower's property.

Upon the happening of any Event of Default described above and if not remedied, the Bank shall be entitled to terminate this agreement and declare the Line to be due and payable without presentment, demand or protest, which are hereby expressly waived.

                               ARTICLE VIII "EXPENSES"

     The Borrower shall reimburse the Bank or the Bank shall debit the Borrower's account for all of its out-of-pocket expenses including, but not limited to, attorney's fees, including actual attorney's fees incident to the enforcement of any provision of this agreement, UCC filing, messenger fees, etc.

                              ARTICLE IX "MISCELLANEOUS"

     9.1  SUCCESSORS AND ASSIGNS   The Borrower, and the Bank as used herein,
shall include the legal representatives or assigns of those parties.

     9.2  GOVERNING LAW   This agreement, the transaction described herein and
obligations of the Bank and the Borrower, shall be construed and interpreted in accordance with the laws of the State of California.

     9.3  COURSE DEALING   Any delay or failure by the Bank at any time or times
in enforcing its rights under the provisions set forth in this agreement in strict accordance with their terms shall not be construed as having created a course of dealing or performance modifying or waiving the specific provisions of this agreement.

     9.4  OTHER ACTS   The Borrower shall execute and deliver, or cause to be
delivered to the Bank all further documents and perform all other acts and things which the Bank deems necessary or appropriate to protect the indebtedness of the Borrower to the Bank.

     9.5  NOTICE   The address for service of process upon the Borrower is:

               15751 Rockfield Blvd., #200
               Irvine, CA 92718

     9.6  CREDIT INQUIRIES   The Bank shall have the right at any time, to make
all credit inquiries it deems necessary and obtain all credit information it considers relevant, at its sole and absolute discretion.

     This Agreement shall not be changed or altered in any way by the Borrower. Any change or alteration to this agreement without the prior and express agreement of the Bank will render this Agreement null and void.

     The Bank's commitment shall remain open until October 2, 1995 and shall take effect upon your signing this Line Agreement and the Note and returning them to us. Funds shall be disbursed upon full execution and delivery to the Bank of all documents necessary to secure the Collateral in form satisfactory to the Bank's counsel.

     We would like to add that Cedars Bank is delighted to have had the opportunity to be of service to you and we look forward to a mutually rewarding relationship.


Accepted and agreed to this                 Very truly yours,

8th day of September, 1995                  Cedars Bank


Hospitality Marketing Concepts, Inc.,
a California Corporation


By: /s/ Mokhtar Ramadan                     By: /s/ [Illegible]
   ---------------------------------           -------------------------------
   Mokhtar Ramadan
   President

                                            By: /s/ [Illegible]
                                               -------------------------------

By: /s/ Marwan Ramadan
   ---------------------------------
   Marwan Ramadan
   Secretary


By: /s/ Fadi Ramadan
   ---------------------------------
   Fadi Ramadan
   CFO

                                      [LOGO]

                                 PROMISSORY NOTE

($125,000.00)                                      September 1, 1995

FOR VALUE RECEIVED,

Hospitality Marketing Concepts, Inc., a California Corporation (hereinafter called the "Borrower") promises to pay to the order of Cedars Bank, (hereinafter called the "Bank"), at the Bank's office located at 444 South Flower Street, 14th Floor, Los Angeles, California 90071, or at such other place as the Bank may from time to time designate in writing, in lawful money of the United States of America, the lesser of, (i) the principal sum of ONE HUNDRED TWENTY FIVE THOUSAND AND NO/100 Dollars ($125,000.00), or (ii) the aggregate unpaid principal amount of all advances made pursuant to the Agreement (as defined below) on or before September 2, 1996. Interest shall be payable from the date hereof on the principal amount remaining unpaid from time to time at the fluctuating rate per annum equal to THREE percent (3%) above the rate announced by the Bank from time to time as its prime rate (hereinafter called "Applicable Rate"). Such interest shall be payable monthly on the first banking day of each month during the time this Note is outstanding and on the date of payment of this Note.

     Interest on this Note shall accrue during the course of the month and shall be calculated on the basis of actual days elapsed in a year of 360 days. The principal of and interest on this Note shall be payable at the Bank's address set forth hereinbefore or at such other address as the Bank shall from time to time designate in writing.

     If this Note is collected by suit through probate or bankruptcy court, or any other judicial proceedings, or if this Note is not paid at maturity, however such maturity may be brought about, and is placed in the hands of an attorney for collection, then the Borrower promises to pay all fees and costs incurred in connection with such collection.

     This Note is being issued pursuant to and in full accordance with, and is entitled to the benefits and subject to the provisions of the Agreement dated the 1st day of September, 1995 (the "Agreement"), and implementing and supplementing agreements, as the same may be amended, modified or supplemented from time to time. Reference is hereby made to the Agreement for the description of the provisions, among others with respect to the rights, duties and obligations of the Borrower and the rights and remedies of the Bank.

     This Note is secured by an Assignment and UCC-1 financing statement filed with the Secretary of State of California on inventory, receivables and general assets of Borrower, as evidenced by a UCC-1 financing statement and Security Agreement of even date herewith.

     This Note is further secured by the personal guarantees of Mokhtar Ramadan, Marwan Ramadan and Fadi Ramadan.

     The occurrence of any one or more of the following events shall constitute an Event of Default:

     (1) If the Borrower defaults in payment of interest or principal as agreed upon hereinbefore.

     (2) Any default in the observance of any of the covenants or agreements of the Borrower contained in this Note.

     (3) The institution of any proceeding in bankruptcy, reorganization or insolvency against or by the Borrower or the appointment of a trustee or receiver of the Borrower's property.

     Upon the happening of any Event of Default described above or upon an occurrence of an Event of Default as set forth above the whole of the principal set forth herein then remaining unpaid and all interest accrued thereon, shall at the option of the Bank become immediately due and payable, and in any such event, the Borrower agrees to pay such costs and attorney's fees as may be incurred by the Bank in the collection of such sum.

     After default or maturity, or if any payment is overdue more than ten
(10) calendar days, an additional charge will be due by Borrower. Principal and past-due interest shall bear interest at the highest rate permitted by applicable law or, if no such maximum rate is established by applicable law, then at the Applicable Rate plus FIVE PERCENT (5%) per annum.

     The Borrower shall have the right, at any time or from time to time, without penalty or premium, to prepay all or part of the unpaid principal amount of the advances outstanding under this Note. The Borrower hereby waives presentment, protest, demand of payment and notice of non-payment or protest on this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the Borrower has signed this Note as of the 8th day of September, 1995.

                                BORROWER

                                HOSPITALITY MARKETING CONCEPTS, INC.,
                                A CALIFORNIA CORPORATION

                                By: /s/ Mokhtar Ramadan
                                   -----------------------------------
                                   MOKHTAR RAMADAN
                                   President

                                By: /s/ Marwan Ramadan
                                   -----------------------------------
                                   MARWAN RAMADAN
                                   Secretary

                                By: /s/ Fadi Ramadan
                                   -----------------------------------
                                   FADI RAMADAN
                                   CFO

                                     -3-